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                                 EXHIBIT 23.1
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Methode Electronics, Inc. 1997 Stock Plan of our report dated June 24, 1997, with respect to the consolidated financial statements of Methode Electronics, Inc. included in its Annual Report
(Form 10-K) for the year ended April 30, 1997, filed with the Securities and Exchange Commission.


                                       /s/ Ernst & Young LLP
                                       ERNST & YOUNG LLP


Chicago, Illinois
April 1, 1998

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